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                                                                    Exhibit 10.7


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                               SECURITY AGREEMENT

                                      made

                                       by

                       ANCHOR GLASS CONTAINER CORPORATION

                                   in favor of

                               ABLECO FINANCE LLC

                           Dated as of August 30, 2002

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                               SECURITY AGREEMENT

                  SECURITY AGREEMENT, dated August 30, 2002, made by ANCHOR GLASS CONTAINER CORPORATION, a Delaware corporation (the "Grantor"), in favor of ABLECO FINANCE LLC, a Delaware limited liability company, as agent for the Lenders (as defined below) party to the Term Loan Agreement referred to below (in such capacity, the "Agent").

                              W I T N E S S E T H:

                  WHEREAS, the Grantor, the financial institution from time to time party thereto (the "Lenders"), and the Agent are parties to a term loan agreement, dated as of August 30, 2002 (such agreement, as amended, restated or otherwise modified from time to time, being hereinafter referred to as the "Term Loan Agreement");

                  WHEREAS, pursuant to the Term Loan Agreement, the Lenders have agreed to make a term loan (the "Loan") to the Grantor in the initial aggregate principal amount of $20,000,000;

                  WHEREAS, it is a condition precedent to the Lenders making the Loan to the Grantor pursuant to the Term Loan Agreement, that the Grantor shall have executed and delivered to the Agent a security agreement providing for the grant to the Agent for the benefit of the Lenders of a security interest in all personal property of the Grantor; and

                  WHEREAS, the Grantor has determined that the execution, delivery and performance of this Agreement directly benefits, and is in the best interest of, the Grantor;

                  NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Lenders to make and maintain the Loan pursuant to the Term Loan Agreement, the Grantor hereby agrees with the Agent as follows:

                  SECTION 1. Definitions.

                  (a) Reference is hereby made to the Term Loan Agreement for a statement of the terms thereof. All terms used in this Agreement and the recitals hereto which are defined in the Term Loan Agreement or in Article 9 of the Uniform Commercial Code as in effect from time to time in the State of New York (the "Code")and which are not otherwise defined herein shall have the same meanings herein as set forth therein; provided that terms used herein which are defined in the Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as the Agent may otherwise determine.

                  (b) The following terms shall have the respective meanings provided for in the Code: "Cash Proceeds", "Chattel paper", "Commercial tort claim", "Commodity account", "Commodity contracts", "Deposit account", "Documents", "General intangibles", "Goods", Instruments", "Inventory", "Investment property", "Letter-of-credit rights", "Noncash Proceeds", "Payment Intangibles", "Proceeds", "Promissory notes", "Record", "Security account", "Software", and "Supporting obligations".

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                  (c)   As used in this Agreement, the following terms shall
have the respective meanings indicated below, such meanings to be applicable equally to both the singular and plural forms of such terms:

                  "Accounts" means all present and future rights of the Grantor to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a secondary obligation incurred or to be incurred, or (d) arising out of the use of a credit or charge card or information contained in or for use with the card.

                  "Copyright Licenses" means all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor and providing for the grant of any right to use or sell any works covered by any copyright (including, without limitation, all Copyright Licenses set forth in Schedule II hereto).

                  "Copyrights" means all domestic and foreign copyrights, whether registered or not, including, without limitation, all copyright rights throughout the universe (whether now or hereafter arising) in any and all media (whether now or hereafter developed), in and to all original works of authorship fixed in any tangible medium of expression, acquired or used by the Grantor (including, without limitation, all copyrights described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Copyright Office or in any similar office or agency of the United States of America or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

                  "Intellectual Property" means the Grantor's now owned and hereafter arising or acquired : Patents, patent rights, patent applications, Copyrights, works which are the subject matter of copyrights, copyright registrations, Trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill (including any goodwill associated with any trademark or the license of any trademark); customer and other lists in whatever form maintained; trade secret rights, copyright rights, rights in works of authorship, domain names and domain name registration; software and contract rights relating to computer software programs, in whatever form created or maintained.

                  "Inventory" means all of the Grantor's now owned and hereafter existing or acquired goods, wherever located, which (a) are leased by the Grantor as lessor; (b) are held by the Grantor for sale or lease or to be furnished under a contract of service; (c) are furnished by the Grantor under a contract of service; or (d) consist of raw material, work in process, finished goods or materials used or consumed in its business.

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                  "Licenses" means the Copyright Licenses, the Trademark
Licenses and the Patent Licenses.

                  "Patent Licenses" means all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensee or licensor and providing for the grant of any right to manufacture, use or sell any invention covered by any Patent (including, without limitation, all Patent Licenses set forth in Schedule II hereto).

                  "Patents" means all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how, formulae, rights of publicity and other general intangibles of like nature, now existing or hereafter acquired (including, without limitation, all domestic and foreign letters patent, design patents, utility patents, industrial designs, inventions, trade secrets, ideas, concepts, methods, techniques, processes, proprietary information, technology, know-how and formulae described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office, or in any similar office or agency of the United States of America or any other country or any political subdivision thereof), and all reissues, divisions, continuations, continuations in part and extensions or renewals thereof.

                  "Receivables" means all of the following now owned or hereafter arising or acquired property of the Grantor: (a) all Accounts; (b) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (c) all Payment Intangibles of the Grantor; (d) letters of credit, indemnities, guarantees, security or other deposits and Proceeds thereof issued payable to the Grantor or otherwise in favor of or delivered to the Grantor in connection with any Account; or (e) all other accounts, Contract Rights, Chattel Paper, Instruments, notes, General intangibles and other forms of obligations owing to the Grantor, whether from the sale and lease of Goods or other property, licensing of any property (including Intellectual Property or other General intangibles), rendition of services or from loans or advances by the Grantor or to or for the benefit of any third person (including loans or advances to any Affiliates or Subsidiaries of the Grantor) or otherwise associated with any Accounts, Inventory or general intangibles of the Grantor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to the Grantor in connection with the termination of any Benefit Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds of insurance covering the lives of employees on which the Grantor is a beneficiary).

                  "Records" means all of the Grantor's present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral (as defined in Section 2 hereof) or any account debtor, together with the tapes, disks, diskettes and other data and software media devices, file cabinets or containers in or which the foregoing are stored (including any rights of the Grantor with respect to the foregoing maintained with or by any other person).

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                  "Trademark Licenses" means all licenses, contracts or other agreements, whether written or oral, naming the Grantor as licensor or licensee and providing for the grant of any right concerning any Trademark, together with any goodwill connected with and symbolized by any such trademark licenses, contracts or agreements and the right to prepare for sale or lease and sell or lease any and all Inventory now or hereafter owned by the Grantor and now or hereafter covered by such licenses (including, without limitation, all Trademark Licenses described in Schedule II hereto).

                  "Trademarks" means all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, Internet domain names, trade styles, designs, logos and other source or business identifiers and all general intangibles of like nature, now or hereafter owned, adopted, acquired or used by the Grantor (including, without limitation, all domestic and foreign trademarks, service marks, collective marks, certification marks, trade names, business names, d/b/a's, internet domain names, trade styles, designs, logos and other source or business identifiers described in Schedule II hereto), all applications, registrations and recordings thereof (including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any state thereof or any other country or any political subdivision thereof), and all reissues, extensions or renewals thereof, together with all goodwill of the business symbolized by such marks and all customer lists, formulae and other Records of the Grantor relating to the distribution of products and services in connection with which any of such marks are used.

                  SECTION 2. Grant of Security Interest. (a) To secure payment and performance of all Obligations (as defined in Section 3 hereof), the Grantor hereby grants to the Agent, for itself and the ratable benefit of Lenders, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Agent, for itself and the ratable benefit of the Lenders, as security, all personal property of the Grantor, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by Agent or any Lender, collectively, the "Collateral"):

                          (i)      all Accounts;

                          (ii) all General intangibles, including, without limitation, all Intellectual Property;

                          (iii)    all Inventory;

                          (iv) all Chattel paper, including, without limitation, all tangible and electronic chattel paper;

                          (v)      all Instruments, including, without
                                   limitation, all Promissory notes;

                          (vi)     all Documents;

                          (vii)    all Deposit Accounts;

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                          (viii)   all letters of credit, banker's acceptances
                                   and similar instruments and including all Letter-of-credit rights;

                          (ix) all Supporting obligations and all present and future liens, security interest, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral,
                                   (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) Goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed Goods, and (iv) deposits by and property of Account debtors or other persons securing the obligations of account debtors;

                          (x) all (i) Investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of the Grantor now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of the Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

                          (xi) all Commercial tort claims, including, without limitation, those identified on
                                   Schedule VI hereto;

                          (xii) to the extent not otherwise described above, all Receivables;

                          (xiii)   all Records; and

                          (xiv) all products and Proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or involuntary conversion of any kind or nature of any or all of the other Collateral;

                  (b)   Notwithstanding anything to the contrary set forth in
Section 2(a) hereof, (i) so long as the Mortgage Note Intercreditor Agreement is valid and enforceable as to the Grantor, the Collateral shall not include any rights or interests other than Bank Collateral and Shared Collateral (as such terms are defined in the Revolving Loan Agreement), and (ii) the types or items of Collateral shall not include any rights or interest in any contract, license or license agreement covering personal property of the Grantor, so long as under the terms of such contract, license or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein to the Agent is prohibited and such prohibition has not been waived or the

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consent of the other party to such contract, license, or license agreement has not been obtained or a lawful waiver of such prohibition under applicable law has not been obtained; provided, that, the foregoing exclusion shall in no way be construed to apply if any such prohibition is unenforceable under Sections 9-406, 9-407 or 9-408 of the Code or other applicable law.

                  SECTION 3. Security for Obligations. The security interest created hereby in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):

                  (a) the prompt payment by the Grantor, as and when due and payable (by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts from time to time owing by it in respect of the Term Loan Agreement and the other Loan Documents, including, without limitation, (i) principal of and interest on the Loan (including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding of the Grantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding) and (ii) all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any Loan Document; and

                  (b) the due performance and observance by the Grantor of all of its other obligations from time to time existing in respect of the Loan Documents.

                  SECTION 4. Representations and Warranties. The Grantor represents and warrants as follows:

                  (a) Schedule I hereto sets forth (i) the exact legal name of the Grantor and (ii) the organizational identification number of the Grantor or states that no such organizational identification number exists.

                  (b) The Grantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the state or jurisdiction of its organization as set forth on Schedule I hereto, (ii) has all requisite power and authority to execute, deliver and perform this Agreement and each other Loan Document to be executed and delivered by it pursuant hereto and to consummate the transactions contemplated hereby and thereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except to the extent, where failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

                  (c) The execution, delivery and performance by the Grantor of this Agreement and each other Loan Document to which the Grantor is a party or will be a party (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law or any contractual restriction binding on or otherwise affecting the Grantor or its properties, (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties except as required under this Agreement or permitted by the Term Loan Agreement and (iv) do not and will not result in any default,

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noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

                  (d) This Agreement is, and each other Loan Document to which the Grantor is or will be a party, when executed and delivered pursuant hereto, will be, a legal, valid and binding obligation of the Grantor, enforceable against the Grantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws.

                  (e) There is no pending or, to the best knowledge of the Grantor, threatened action, suit, proceeding or claim affecting the Grantor or to which any of the properties of the Grantor is subject, before any Governmental Authority or any arbitrator, or any order, judgment or award by any Governmental Authority or arbitrator, that may adversely affect the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral, or the exercise by the Agent of any of its rights or remedies hereunder.

                  (f) All taxes, assessments and other governmental charges imposed upon the Grantor or any property of the Grantor (including, without limitation, all federal income and social security taxes on employees' wages) and which have become due and payable on or prior to the date hereof have been paid, except to the extent contested in good faith by proper proceedings which stay the imposition of any penalty, fine or Lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP.

                  (g) All Inventory now existing is, and all Inventory hereafter existing will be, located at the addresses specified therefor in
Schedule III hereto. The Grantor's chief place of business and chief executive office, the place where the Grantor keeps its Records concerning Accounts and all originals of all Chattel Paper are located at the addresses specified therefor in Schedule III hereto. None of the Accounts is evidenced by Promissory Notes or other Instruments except for the Pabst Notes. Set forth in Schedule IV hereto is a complete and accurate list, as of the date of this Agreement, of each Deposit Account, Securities Account and Commodities Account of the Grantor, together with the name and address of each institution at which each such Account is maintained, the account number for each such Account and a description of the purpose of each such Account. Set forth in Schedule II hereto is (i) a complete and correct list of each trade name used by the Grantor and
(ii) the name of, and each trade name used by, each person from which the Grantor has acquired any substantial part of the Collateral within four months prior to the date hereof.

                  (h) The Grantor has delivered to the Agent complete and correct copies of each License described in Schedule II hereto, including all schedules and exhibits thereto, which represents all of the material Licenses existing on the date of this Agreement. Each such License sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other written agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of the Grantor or any of its affiliates in respect thereof. Each License now existing is, and each other License will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in

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accordance with its terms. No default thereunder by any such party has occurred, nor does any defense, offset, deduction or counterclaim exist thereunder in favor of any such party.

                  (i) The Grantor owns and controls, or otherwise possesses adequate rights to use, all Trademarks, Patents and Copyrights, which are the only trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity necessary to conduct its business in substantially the same manner as conducted as of the date hereof. Schedule II hereto sets forth a true and complete list of all Intellectual Property and Licenses owned or used by the Grantor as of the date hereof. All such Intellectual Property is subsisting and in full force and effect, has not been adjudged invalid or unenforceable, is valid and enforceable and has not been abandoned in whole or in part. Except as set forth in Schedule II, no such Intellectual Property is the subject of any licensing or franchising agreement. The Grantor does not have any knowledge of any conflict with the rights of others to any Intellectual Property and, to the best knowledge of the Grantor, the Grantor is not now infringing or in conflict with any such rights of others in any material respect, and to the best knowledge of the Grantor, no other Person is now infringing or in conflict in any material respect with any such properties, assets and rights owned or used by the Grantor. The Grantor has not received any notice that it is violating or has violated the trademarks, patents, copyrights, inventions, trade secrets, proprietary information and technology, know-how, formulae, rights of publicity or other intellectual property rights of any third party.

                  (j) The Grantor is and will be at all times the sole and exclusive owners of, or otherwise have and will have adequate rights in, the Collateral free and clear of any Lien except for (i) the Lien created by this Agreement and (ii) the Permitted Liens. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording or filing office except (A) such as may have been filed in favor of the Agent relating to this Agreement and (B) such as may have been filed to perfect or protect any security interests or Liens permitted by the Term Loan Agreement.

                  (k) The exercise by the Agent hereunder of any of its rights and remedies hereunder will not contravene any law or any contractual restriction binding on or otherwise affecting the Grantor or any of its properties and will not result in or require the creation of any Lien, upon or with respect to any of its properties except as otherwise permitted by the Term Loan Agreement or the Collateral Agency Agreement.

                  (l) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body, or any other Person, is required for (i) the grant by the Grantor, or the perfection, of the security interest purported to be created hereby in the Collateral or (ii) the exercise by the Agent of any of its rights and remedies hereunder, except (A) for the filing under the Uniform Commercial Code as in effect in the applicable jurisdiction of the financing statements described in
Schedule V hereto, all of which financing statements have been duly filed and are in full force and effect, (B) with respect to the perfection of the security interest created hereby in the Intellectual Property registered in the United States, for the recording of the appropriate Assignment for Security, substantially in the form of Exhibit A hereto in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, (C) with respect to the perfection of the security interest created hereby in Intellectual Property and Licenses, for registrations and filings in jurisdictions located

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outside of the United States and covering rights in such jurisdictions relating to the Intellectual Property and Licenses, (D) with respect to any action that may be necessary to obtain control in Collateral described in Sections 5(h) and 5(k) hereof, the taking of such actions and (E) the taking possession of all Documents, Chattel paper, Instruments and cash constituting Collateral.

                  (m) This Agreement creates in favor of the Agent a legal, valid and enforceable security interest in the Collateral, as security for the Obligations. The Agent's having possession of all Instruments, Documents and Chattel paper and cash constituting Collateral and obtaining control of all Collateral described in Sections 5(h) and 5(k) hereof from time to time, the recording of the appropriate Assignment for Security executed pursuant hereto in the United States Patent and Trademark Office and the United States Copyright Office, as applicable, and the filing of the financing statements described in
Schedule V hereto and, with respect to the Intellectual Property hereafter existing and not covered by an appropriate Assignment for Security, the recording in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, of appropriate instruments of assignment, result in the perfection of such security interests. Such security interests are, or in the case of Collateral in which the Grantor obtains rights after the date hereof, will be, perfected, first priority security interests, subject only to the Permitted Liens and the recording of such instruments of assignment. Such recordings and filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for (i) the Agent's having possession of Instruments, Documents and Chattel paper and cash constituting Collateral after the date hereof, (ii) the Agent obtaining control of any Collateral described in Sections 5(h) and 5(k) of this Agreement after the date hereof and (iii) the other filings and recordations described in
Section 4(l) hereof.

                  (n) The Grantor does not hold any Commercial tort claims or is not aware of any such pending claims, except for such commercial tort claims described in Schedule VI.

                  SECTION 5. Covenants as to the Collateral. So long as any of the Obligations shall remain outstanding and the Term Loan Agreement and the other Loan Documents shall not have expired or terminated, unless the Agent shall otherwise consent in writing:

                  (a) Further Assurances. The Grantor will at its expense, at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that the Agent may request in order to (i) perfect and protect the security interest purported to be created hereby; (ii) enable the Agent to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously all Chattel paper and each License and, at the request of the Agent, each of its Records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such Chattel paper, License or Collateral is subject to the security interest created hereby, (B) if any Account shall be evidenced by Promissory notes or other Instruments or Chattel paper, in an aggregate face amount exceeding $100,000, delivering and pledging to the Agent hereunder such Promissory notes, Instruments or Chattel paper, duly endorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent, (C) executing and filing (to the extent, if any, that the Grantor's signature is required thereon) or authenticating the filing of, such financing or continuation

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statements, or amendments thereto, as may be necessary or desirable or that the
Agent may request in order to perfect and preserve the security interest purported to be created hereby, (D) furnishing to the Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail, (E) if any Collateral shall be in the possession of a third party, notifying such Person of the Agent's security interest created hereby and obtaining a written acknowledgment from such Person that such Person holds possession of the Collateral for the benefit of the Agent, which such written acknowledgement shall be in form and substance satisfactory to the Agent, (F) if at any time after the date hereof, the Grantor acquires or holds any Commercial tort claim, immediately notifying the Agent in a writing signed by the Grantor setting forth a brief description of such Commercial tort claim and granting to the Agent a security interest therein and in the proceeds thereof, which writing shall incorporate the provisions hereof and shall be in form and substance satisfactory to the Agent and (G) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable, in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

                  (b) Location of Inventory. The Grantor will keep the Inventory (other than Inventory sold in the ordinary course of business in accordance with Section 5(g) hereof) at the locations specified therefor in
Section 4(g) hereof or, upon not less than thirty (30) days' prior written notice to the Agent accompanied by a new Schedule III hereto indicating each new location of the Inventory, at such other locations in the continental United States of America and Canada as the Grantor may elect, provided that (i) all action has been taken to grant to the Agent a perfected, first priority security interest in such Inventory (subject only to Permitted Liens), and (ii) the Agent's rights in such Inventory, including, without limitation, the existence, perfection and priority of the security interest created hereby in such Inventory, are not adversely affected thereby.

                  (c) Condition of Equipment. With respect to the Equipment, except where the failure to do so would not result or could not reasonably be expected to result in a Material Adverse Effect, the Grantor shall (a) keep the Equipment in good order, repair, running and marketable condition (ordinary wear and tear excepted); (b) use the Equipment with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; and (c) assume all responsibility and liability arising from the use of the Equipment.

                  (d) Taxes, Etc. The Grantor shall duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against the Inventory, except for taxes the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to the Grantor, as the case may be, and with respect to which adequate reserves have been set aside on its books.

                  (e) Insurance. The Grantor shall, at all times, maintain with financially sound and reputable insurers insurance with respect to the Inventory against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated. Said policies of insurance shall be reasonably satisfactory to Agent as to form, amount and insurer. The Grantor shall furnish certificates, policies or endorsements to Agent as Agent shall reasonably require as proof of such insurance, and, if the Grantor fails to do so, Agent is authorized, but not required, to obtain such insurance at the expense of the Grantor. All policies shall provide for at least thirty (30) days' prior written notice to Agent of any cancellation or reduction of coverage and that Agent may act as attorney for the Grantor in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance. The Grantor shall cause Agent to be named as a loss payee and an additional insured (but without any liability for any premiums) under such insurance policies and the Grantor shall obtain non-contributory lender's loss payable endorsements to all insurance policies in form and substance satisfactory to Agent. Such lender's loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Agent as its interests may appear and further specify that Agent and Lenders shall be paid regardless of any act or omission by the Grantor or any of its Affiliates. Without limiting any other rights of Agent or Lenders, any insurance proceeds received by Agent at any time may be applied to payment of the Obligations, whether or not then due, in any order and in such manner as Agent may determine. Upon application of such proceeds to the loans, loans may be available subject and pursuant to the terms hereof to be used for the costs of repair or replacement of the Inventory lost or damages resulting in the payment of such insurance proceeds.

                  (f)   Provisions Concerning the Accounts and the Licenses.

                          (i) The Grantor will (A) not change the Grantor's name, identity or organizational structure without the Agent's prior written consent,
                                   (B) maintain its jurisdiction of
                                   incorporation as set forth in Section 4(b) hereto and not change such jurisdiction without the Agent's prior written consent,
                                   (C) immediately notify the Agent upon
                                   obtaining an organizational identification number, if on the date hereof the Grantor did not have such identification number, and (D) keep adequate records concerning the Accounts and Chattel paper and permit representatives of the Agent pursuant to the terms of the Term Loan Agreement to inspect and make abstracts from such Records and Chattel paper.

                          (ii) The Grantor will, except as otherwise provided in this subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, the Grantor may (and, at the Agent's direction, will) take such action as the Grantor or the Agent may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that the Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default, to notify the Account debtors or obligors under any Accounts of the assignment of such Accounts to the Agent and to direct such Account debtors or obligors to make payment of all amounts due or to become due to the Grantor thereunder directly to the Agent or its designated agent in accordance with the terms of the Collateral Agency Agreement and, upon such notification and at the expense of the Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Grantor might have done. After receipt by the Grantor of a notice from the Agent that the Agent has notified, intends to notify, or has enforced or intends to enforce the Grantor's rights against the Account debtors or obligors under any Accounts as referred to in the proviso to the immediately preceding sentence, (A) all amounts and proceeds (including Instruments) received by the Grantor in respect of the Accounts shall be received in trust for the benefit of the Agent hereunder, shall be segregated from other funds of the Grantor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (i) credited to the Loan Account so long as no Event of Default shall have occurred and be continuing or (ii) if an Event of Default shall have occurred and be continuing, applied as specified in
                                   Section 7(c) hereof, and (B) the Grantor will not adjust, settle or compromise the amount or payment of any Account or release wholly or partly any Account Debtor or obligor thereof or allow any credit or discount thereon. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent may in its sole and absolute discretion direct any or all of the banks and financial institutions with which the Grantor either maintains a Deposit Account or a lockbox or deposits the proceeds of any Accounts to send immediately to the Agent by wire transfer (to such account as the Agent shall specify, or in such other manner as the Agent shall direct) all or a portion of such securities, cash, investments and other items held by such institution. Any such securities, cash, investments and other items so received by the Agent shall (in the sole and absolute discretion of the Agent) be held as additional Collateral for the Obligations or distributed in accordance with
                                   Section 7 hereof.

                          (iii) The Grantor shall (i) promptly and faithfully observe and perform all of the material terms, covenants, conditions and provisions of any License referred to in Schedule II to which it is a party to be observed and performed by it, at the times set forth therein, if any, (ii) not do, permit, suffer or refrain from doing anything that could reasonably be expected to result in a default under or breach of any of the terms of any License, (iii) not cancel, surrender, modify, amend, waive or release any License in any material respect or any term, provision or right of the license thereunder in any material respect, or consent to or permit to occur any of the foregoing; except, that, subject to Section 5(f)(iv) below, the Grantor may cancel, surrender or release any License in the ordinary course of the business of the Grantor; provided, that, the Grantor shall give

                                   Agent not less than thirty (30) days' prior written notice of its intention to so cancel, surrender and release any such License, and such cancellation, surrender or release does not create a Material Adverse Effect (iv) give Agent prompt written notice of any License entered into by the Grantor after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as Agent may request, (v) give Agent prompt written notice of any material breach of any obligation, or any default, by any party under any License and deliver to Agent (promptly upon the receipt thereof by the Grantor in the case of a notice to the Grantor and concurrently with the sending thereof in the case of a notice from the Grantor) a copy of each notice of default and every other notice and other communication received or delivered by the Grantor in connection with any License which relates to the right of the Grantor to continue to use the property subject to such License, and (vi) furnish to Agent, promptly upon the request of Agent, such information and evidence as Agent may reasonably require from time to time concerning the observance, performance and compliance by the Grantor or the other party or parties thereto with the material terms, covenants or provisions of any License.

                          (iv) The Grantor will either exercise any option to renew or extend the term of each License to which it is a party in such manner as will cause the term of such License to be effectively renewed or extended for the period provided by such option and give prompt written notice thereof to Agent or give Agent prior written notice that the Grantor does not intend to renew or extend the term of any such License or that the term thereof shall otherwise be expiring, not less than sixty (60) days prior to the date of any such non-renewal or expiration. In the event of the failure of the Grantor to extend or renew any License to which it is a party, Agent shall have, and is hereby granted, the irrevocably right and authority, at its option, to renew or extend the term of such License, whether in its own name and behalf, or in the name and behalf of a designee or nominee of Agent or in the name and behalf of the Grantor, as Agent shall determine at any time that an Event of Default shall exist or have occurred and be continuing. Agent may, but shall not be required to, perform any or all of such obligations of the Grantor under any of the Licenses, including, but not limited to, the payment of any or all sums due from the Grantor thereunder. Any sums so paid by Agent shall constitute part of the Obligations.

                  (g)   Transfers and Other Liens.

                          (i)      Except to the extent expressly permitted by
                                   Section 6.02 of the Term Loan Agreement, the
                                   Grantor will not sell, assign (by
                                   operation of law or otherwise), lease,
                                   license, exchange or otherwise transfer or dispose of any of the Collateral.

                          (ii)     Except to the extent expressly permitted by
                                   Section 6.02 of the Term Loan Agreement, the
                                   Grantor will not create, suffer to exist or grant any Lien upon or with respect to any Collateral.

                  (h)   Intellectual Property.

                          (i) If applicable, the Grantor has duly executed and delivered the applicable Assignment for Security in the form attached hereto as Exhibit A. The Grantor (either itself or through licensees) will, and will cause each licensee thereof to, take all action necessary to maintain all of the Intellectual Property in full force and effect, including, without limitation, using the proper statutory notices and markings and using the Trademarks on each applicable trademark class of goods in order to so maintain the Trademarks in full force free, from any claim of abandonment for non-use, and the Grantor will not (nor permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Intellectual Property may become invalidated; provided, however, that so long as no Event of Default has occurred and is continuing, the Grantor shall not have an obligation to use or to maintain any Intellectual Property (A) that relates solely to any product or work, that has been, or is in the process of being, discontinued, abandoned or terminated, (B) that is being replaced with Intellectual Property substantially similar to the Intellectual Property that may be abandoned or otherwise become invalid, so long as the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such replacement Intellectual Property is subject to the Lien created by this Agreement or (C) that is substantially the same as another Intellectual Property that is in full force, so long the failure to use or maintain such Intellectual Property does not materially adversely affect the validity of such replacement Intellectual Property and so long as such other Intellectual Property is subject to the Lien and security interest created by this Agreement. The Grantor will cause to be taken all necessary steps in any proceeding before the United States Patent and Trademark Office and the United States Copyright Office or any similar office or agency in any other country or political subdivision thereof to maintain each registration of the Intellectual Property (other than the Intellectual Property described in the proviso to the immediately preceding sentence), including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and payment of maintenance fees, filing fees, taxes or other governmental fees. If any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantor shall (x) upon learning of such infringement, misappropriation, dilution or other violation, promptly notify the Agent and (y) to the extent the Grantor shall deem appropriate under the circumstances, promptly sue for infringement, misappropriation, dilution or other violation, seek injunctive relief where appropriate and recover any and all damages for such infringement, misappropriation, dilution or other violation, or take such other actions as the Grantor shall deem appropriate under the circumstances to protect such Intellectual Property. The Grantor shall furnish to the Agent from time to time (but, unless an Event of Default has occurred and is continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Intellectual Property and Licenses and such other reports in connection with the Intellectual Property and Licenses as the Agent may reasonably request, all in reasonable detail and promptly upon request of the Agent, following receipt by the Agent of any such statements, schedules or reports, the Grantor shall modify this Agreement by amending Schedule II hereto, as the case may be, to include any Intellectual Property and License, as the case may be, which becomes part of the Collateral under this Agreement and shall execute and authenticate such documents and do such acts as shall be necessary or, in the judgment of the Agent, desirable to subject such Intellectual Property and Licenses to the Lien and security interest created by this Agreement. Notwithstanding anything herein to the contrary, upon the occurrence and during the continuance of an Event of Default, the Grantor may not abandon or otherwise permit any Intellectual Property to become invalid without the prior written consent of the Agent, and if any Intellectual Property is infringed, misappropriated, diluted or otherwise violated in any material respect by a third party, the Grantor will take such action as the Agent shall deem appropriate under the circumstances to protect such Intellectual Property.

                          (ii) In no event shall the Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Trademark or Copyright or the issuance of any Patent with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, or in any similar office or agency of the United States or any country or any political subdivision thereof unless it gives the Agent written notice thereof immediately following such filing. Upon request of the Agent, the Grantor shall execute, authenticate and deliver any and all assignments, agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest hereunder in such Intellectual Property and the General intangibles of the Grantor relating thereto or represented thereby, and the Grantor hereby appoints the Agent its attorney-in-fact to execute and/or authenticate and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power (being coupled with an interest) shall be irrevocable until the termination of all Commitments, the repayment of all of the Obligations in full and the termination of each of the Loan Documents.

                  (i) Deposit, Commodities and Securities Accounts. Prior to the date hereof, the Grantor shall cause each bank and other financial institution referred to in Schedule IV hereto to execute and deliver to the Agent a control agreement, in form and substance reasonably satisfactory to the Agent, duly executed by the Grantor and such bank or financial institution, or enter into other arrangements in form and substance satisfactory to the Agent, pursuant to which such institution shall irrevocably agree, inter alia, that (i) it will comply at any time with the instructions originated by the Agent to such bank or financial institution directing the disposition of cash, Commodity Contracts, securities, Investment property and other items from time to time credited to such account, without further consent of the Grantor, which instructions the Agent will not give to such bank or other financial institution in the absence of a continuing Event of Default, (ii) all cash, Commodity contracts, securities, Investment property and other items of the Grantor deposited with such institution shall be subject to a perfected, first priority security interest in favor of the Agent, subject to Permitted Liens, (iii) any right of set off, banker's Lien or other similar Lien, security interest or encumbrance shall be fully waived as against the Agent (other than such bank's or financial institution's Lien on the property in the account to secure the payment of customary bank charges and fees for the account and for returned checks and automated clearinghouse items), and (iv) upon receipt of written notice from the Agent during the continuance of an Event of Default, such bank or financial institution shall immediately send to the Agent by wire transfer (to such account as the Agent shall specify, or in such other manner as the Agent shall direct) all such cash, the value of any Commodity contracts, securities, Investment property and other items held by it. Without the prior written consent of the Agent, the Grantor shall not make or maintain any Deposit Account, Commodity account or Securities account except for the accounts set forth in Schedule IV hereto. The provisions of this paragraph 5(i) shall not apply to (i) Deposit Accounts for which the Agent is the depositary and (ii) Deposit Accounts specially and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of the Grantor's employees.

                  (j)   Motor Vehicles.

                          (i) The Grantor shall (a) cause all Motor Vehicles, now owned or hereafter acquired by the Grantor, which under applicable law are required to be registered, to be properly registered in the name of the Grantor and (b) cause all Motor Vehicles, now owned or hereafter acquired by the Grantor, the ownership of which under applicable law (including without limitation, any Motor Vehicle Law), is evidenced by a certificate of title or ownership, to be properly titled in the name of the Grantor.

                  (k) Control. The Grantor hereby agrees to take any or all action that may be necessary or desirable or that the Agent may request in order for the Agent to obtain control in accordance with Sections 9-104 - 9-107 of the Code with respect to the following Collateral: (i) Deposit accounts, (ii) Electronic chattel paper, (iii) Investment property and (iv) Letter-of-credit rights.

                  (l) Inspection and Reporting. The Grantor shall permit the Agent, or any agents or representatives thereof or such professionals or other Persons as the Agent may designate (i) to examine and make copies of and abstracts from the Grantor's records and books of account, (ii) to visit and inspect its properties, (iii) to verify materials, leases, notes, Accounts, Inventory and other assets of the Grantor from time to time, (iii) to conduct audits, physical counts, appraisals and/or valuations, Phase I and Phase II Environmental Site Assessments or examinations at the locations of the Grantor and (iv) to discuss the Grantor's affairs, finances and accounts with any of its directors, officers, managerial employees, independent accountants or any of its other representatives, in each case as provided in the Term Loan Agreement.

                  SECTION 6. Additional Provisions Concerning the Collateral.

                  (a) The Grantor hereby (i) authorizes the Agent to file, one or more financing or continuation statements, and amendments thereto, relating to the Collateral and (ii) ratifies such authorization to the extent that the Agent has filed any such financing or continuation statements, or amendments thereto, prior to the date hereof. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (b) The Grantor hereby irrevocably designates and appoints Agent (and all persons designated by Agent) as the Grantor's true and lawful attorney-in-fact, and authorizes Agent, in the Grantor's or the Agent's name, to: (a) at any time an Event of Default exists or has occurred and is continuing
(i) demand payment on Receivables or other Collateral, (ii) enforce payment of Receivables by legal proceedings or otherwise, (iii) exercise all of the Grantor's rights and remedies to collect any Receivable or other Collateral,
(iv) sell or assign any Receivable upon such terms, for such amount and at such time or times as the Agent deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Receivable, (vii) prepare, file and sign the Grantor's name on any proof of claim in bankruptcy or other similar document against an account debtor or other obligor in respect of any Receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral to an address designated by Agent, and open and dispose of all mail addressed to the Grantor and handle and store all mail relating to the Collateral, and (ix) do all acts and things which are necessary, in Agent's determination, to fulfill the Grantor's obligations under this Agreement and the other Term Loan Agreements;
(b) upon the occurrence and during the continuance of a Default or Event of Default (i) take control in any manner of any item of payment in respect of Receivables or constituting Collateral or otherwise received in or for deposit in the Deposit Accounts or otherwise received by Agent or any Lender, (ii) have access to any lockbox or postal box into which remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral are sent or received, (iii) endorse the Grantor's name upon any items of payment in respect of Receivables or constituting Collateral or otherwise received by Agent and any Lender and deposit the same in Agent's account for application to the Obligations, and (iv) endorse the Grantor's name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents. The Grantor hereby releases Agent and Lenders and their respective officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Agent's or any Lender's own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

                  (c) For the purpose of enabling the Agent to exercise rights and remedies hereunder, at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Grantor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantor) to use, assign, license or sublicense any Intellectual Property now owned or hereafter acquired by the Grantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof. Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Term Loan Agreement that limit the right of the Grantor to dispose of its property and Section 5(g) hereof, so long as no Event of Default shall have occurred and be continuing, the Grantor may exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of its business. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing, the Agent shall from time to time, upon the request of the Grantor, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Grantor shall have certified are appropriate (in the Grantor's judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to this clause (c) as to any Intellectual Property). Further, upon the payment in full of all of the Obligations after the cancellation or termination of the Term Loan Agreement and the other Loan Documents, the Agent (subject to Section 10(e) hereof) shall release and reassign to the Grantor all of the Agent's right, title and interest in and to the Intellectual Property, and the Licenses, all without recourse, representation or warranty whatsoever. The exercise of rights and remedies hereunder by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Grantor in accordance with the second sentence of this clause (c). The Grantor hereby releases the Agent from any claims, causes of action and demands at any time arising out of or with respect to any actions taken or omitted to be taken by the Agent under the powers of attorney granted herein other than actions taken or omitted to be taken through the Agent's gross negligence or willful misconduct, as determined by a final determination of a court of competent jurisdiction.

                  (d) If the Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement or obligation, in the name of the Grantor or the Agent, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor pursuant to Section 8 hereof and shall be secured by the Collateral.

                  (e) The powers conferred on the Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

                  (f) Anything herein to the contrary notwithstanding (i) the Grantor shall remain liable under the Licenses and otherwise with respect to any of the Collateral to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Agent of any of its rights hereunder shall not release the Grantor from any of its obligations under the Licenses or otherwise in respect of the Collateral, and (iii) the Agent shall not have any obligation or liability by reason of this Agreement under the Licenses or with respect to any of the other Collateral, nor shall the Agent be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                  SECTION 7. Remedies Upon Default. If any Event of Default shall have occurred and be continuing:

                  (a) The Agent and the Lenders shall have all rights and remedies provided in this Agreement, the other Loan Documents, the Code and other applicable law, all of which rights and remedies may be exercised without notice to or consent by the Grantor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to the Agent and the Lenders hereunder, under any of the other Loan Documents, the Code or other applicable law, are cumulative, not exclusive and enforceable, in the Agent's discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply a court of equity for an injunction to restrain a breach or threatened breach by the Grantor of this Agreement or any of the other Loan Documents. The Agent may, and at the direction of the Required Lenders shall, at any time or times, proceed directly against the Grantor to collect the Obligations without prior recourse to the Collateral.

                  (b) Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, the Agent may, in its discretion, and upon the direction of the Required Lenders, shall, to the extent permitted by applicable law (i) accelerate the payment of all Obligations and demand immediate payment thereof to the Agent upon notice to the Grantor, for itself and the ratable benefit of the Lenders, (ii) to extent permitted by applicable law, with or without judicial process or the aid of assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (iii) to extent permitted by applicable law, require the Grantor, at Grantor's expense, to assemble and make available to the Agent any part or all of the Collateral at the place and time designated by the Agent, (iv) to extent permitted by applicable law, collect, foreclose, receive, appropriate, setoff and realize upon any Collateral, (v) to extent permitted by applicable law, remove any or all of the Collateral from any premises on or thereof or for any other purpose,
(vi) to extent permitted by applicable law, sell, lease, transfer, assign, deliver or otherwise dispose of any and all

Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of the Agent or elsewhere) at such prices or terms as Agent may deem reasonable, for cash, upon credit or for future delivery, with the Agent having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption by the Grantor, which right or equity of redemption is hereby expressly waived and released by the Grantor and/or (vii) terminate this Agreement. If any of the Collateral is sold or leased by the Agent upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefore is finally collected by the Agent. If notice of disposition of the Collateral is required by law, ten (10) days prior notice by the Agent to the Grantor designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Grantor waives any other notice to the extent permitted by applicable law. In the event the Agent institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy, the Grantor waives the posting of any bond which might otherwise be required.

                  (c) At any time or times that an Event of Default exists or has occurred and is continuing, the Agent may, in its discretion, and upon the direction of the Required Lenders, the Agent shall, enforce the rights of the Grantor against any Account debtor, secondary obligor or other obligor in respect of any of the Accounts or other Receivables. Without limiting the generality of the foregoing, the Agent may, in its discretion, and upon the discretion of the Required Lenders, the Agent shall, at such time or times (i) notify any or all Account debtors, secondary obligors or other obligors in respect thereof that the Receivables have been assigned to the Agent and that the Agent has a security interest therein (on behalf of itself and each of the Lenders) and the Agent may direct any or all Account debtors, secondary obligors or other obligors to make payment of Receivables directly to the Agent (for the benefit of itself and each of the Lenders), (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms of conditions, settle or adjust for Receivables or other obligations included in the Collateral and thereby discharge or release the Account debtor or any secondary obligor or other obligors in respect thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Receivables or such other obligations, but without any duty to do so, the Agent and Lenders shall not be liable for any failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto and (iv) take whatever other action the Agent may deem necessary or desirable for the protection of its interests and the interests of the Lenders. At any time an Event of Default exists or has occurred and is continuing, at the Agent's request, all invoices and statement sent to any Account debtor shall state that the Accounts and such other obligations have been assigned to the Agent and are payable directly and only to the Agent and the Grantor shall deliver to the Agent such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Agent may require. In the event any account debtor returns Inventory when an Event of Default exists or has occurred and is continuing, the Grantor shall, upon the Agent's request, hold the returned Inventory in trust for the Agent, segregate all returned Inventory from all of its other property, dispose of the returned Inventory solely according to the Grantor's instructions, and not issue any credits, discounts or allowances with respect thereto without the Agent's prior written consent.

                  (d) To the extent that applicable law imposes duties on the Agent or any Lender to exercise remedies in a commercially reasonable manner (which duties cannot be waived under such law), the Grantor acknowledges, to extent permitted by applicable law, and agrees, to the extent permitted by applicable law, that it is not commercially unreasonable for the Agent or any Lender during the continuance of an Event of Default (i) to fail to incur expenses reasonably deemed significant by the Agent or any Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain consents of any Governmental Authority or other third party for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail exercise collection remedies against account debtors, secondary obligors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties,
(xi) to purchase insurance or credit enhancements to insure the Agent or Lenders against risks of loss, collection or disposition of Collateral or to provide to the Agent or Lenders a guaranteed return from the collection or disposition of any of the Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral. The Grantor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by the Agent or any Lender would not be commercially unreasonable in the exercise by the Agent or any Lender of remedies against the Collateral and that other actions or omissions by the Agent or any Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation of the foregoing, nothing contained in this Section shall be construed to grant any rights to the Grantor or to impose any duties on the Agent or the Lenders that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

                  (e) The Agent may apply the cash proceeds of Collateral actually received by the Agent from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as the Agent may elect, whether or not then due. The Grantor shall remain liable to the Agent and the Lenders for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including reasonable attorneys' fees and expenses.

                  SECTION 8. Indemnity and Expenses.

                  (a) The Grantor agrees to defend, protect, indemnify and hold the Agent harmless from and against any and all claims, damages, losses, liabilities, obligations, penalties, fees, costs and expenses (including, without limitation, legal fees, costs, expenses, and disbursements of Agent's counsel) to the extent that they arise out of or otherwise result from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting solely and directly from the Agent's gross negligence or willful misconduct, as determined by a final judgment of a court of competent jurisdiction.

                  (b) The Grantor will upon demand pay to the Agent the amount of any and all costs and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for the Agent and of any experts and agents (including, without limitation, any collateral trustee which may act as agent of the Agent), which the Agent may incur in connection with (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, waiver or other modification or termination of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of the Agent hereunder, or (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                  SECTION 9. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed (by certified mail, postage prepaid and return receipt requested), telecopied or delivered, if to the Grantor or to the Agent, to it at its address specified in the Term Loan Agreement; or as to any such Person, at such other address as shall be designated by such Person in a written notice to such other Person complying as to delivery with the terms of this Section 9. All such notices and other communications shall be effective (i) if mailed, when received or three days after deposited in the mails, whichever occurs first, (ii) if telecopied, when transmitted and confirmation received, or (iii) if delivered, upon delivery.

                  SECTION 10. Miscellaneous.

                  (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantor and the Agent, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantor therefrom, shall be effective unless it is in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  (b) No failure on the part of the Agent to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Agent or any Lender provided herein and in the other Loan Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Agent or any Lender under any Loan Document against any party thereto are not conditional or contingent on any attempt by such Person to exercise any of its rights under any other Loan Document against such party or against any other Person, including but not limited to, the Grantor.

                  (c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the later of (A) the indefeasible payment in full of the Obligations and (B) the termination of the Term Loan Agreement and the other Loan Documents and (ii) be binding on the Grantor and all other Persons who become bound as debtor to this Agreement in accordance with Section 9-203(d) of the Code and shall inure, together with all rights and remedies of the Agent and the Lenders hereunder, to the benefit of the Agent and the Lenders and their respective permitted successors, transferees and assigns. Without limiting the generality of clause
(ii) of the immediately preceding sentence, without notice to the Grantor, the Agent and the Lenders may assign or otherwise transfer their rights and obligations under this Agreement and any other Loan Document, to any other Person and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Agent and the Lenders herein or otherwise. Upon any such assignment or transfer, all references in this Agreement to the Agent or any such Lender shall mean the assignee of the Agent or such Lender. None of the rights or obligations of the Grantor hereunder may be assigned or otherwise transferred without the prior written consent of the Agent, and any such assignment or transfer shall be null and void.

                  (e) Upon the satisfaction in full of the Obligations and the termination of the Term Loan Agreement and the other Loan Documents, (i) this Agreement and the security interests created hereby shall terminate and all rights to the Collateral shall revert to the Grantor and (ii) the Agent will, upon the Grantor's request and at the Grantor's expense, (A) return to the Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination, all without any representation, warranty or recourse whatsoever.

                  (f) THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY AND PERFECTION OR THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  (g) ANY LEGAL ACTION, SUIT OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY DOCUMENT RELATED THERETO MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS THEREOF, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GRANTOR HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND

UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION, SUIT OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

                  (h) THE GRANTOR AND (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS AGREEMENT) THE AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR OTHER ACTION OF THE PARTIES HERETO.

                  (i) The Grantor irrevocably consents to the service of process of any of the aforesaid courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Grantor at its address provided herein, such service to become effective 10 days after such mailing.

                  (j) Nothing contained herein shall affect the right of the Agent to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against the Grantor or any property of the Grantor in any other jurisdiction.

                  (k) The Grantor irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                  (l) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  (m) This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together constitute one in the same Agreement.

                  (n) Notwithstanding anything contrary the provisions of this Agreement, the parties hereto acknowledge that (i) all rights and remedies of the Agent and the Lenders and (ii) all obligations of the Grantor hereunder shall be subject to the provisions of the Collateral Agency and Agreement, and to the extent applicable, the Mortgage Note Intercreditor Agreement. In furtherance thereof, for so long as the Revolving Loan Agreements (as defined in the Finance Agreement) shall be in effect, in no event shall the Grantor be required to take any action hereunder or under any of the other Loan Documents, nor shall the Agent take any action or be vested with any rights hereunder or under any of the other Loan Documents, in either case, that would be inconsistent with, or that would cause the Grantor to be in breach of, any provision of the Collateral Agency Agreement and to the extent applicable, the Mortgage Note Intercreditor Agreement.

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                                      -26-

                  IN WITNESS WHEREOF, the Grantor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.

                                      GRANTOR:

                                      ANCHOR GLASS CONTAINER CORPORATION

                                      By:  /s/ Richard Deneau
                                         -------------------------------
                                         Name:   Richard Deneau
                                         Title:  President and Chief Operating
                                                 Officer